SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2001

POWERTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23102	58-1944750

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1239 O.G. Skinner Drive, West Point, Georgia		31833

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 645-2000

(Former name or former address, if changed since last report)

Item 5. Other Events.

      On May 14, 2001, Powertel, Inc. issued a press release entitled “Deutsche Telekom, VoiceStream and Powertel Announce Expected Completion Date of Mergers and Election Deadlines.” A copy of the press release is attached hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

99.1 Press release dated May 14, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERTEL, INC.

By:	/s/ Fred G. Astor, Jr.

Fred G. Astor, Jr. Chief Financial Officer

Dated: May 17, 2001

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release dated May 14, 2001.